SECURITIES AND EXCHANGE COMMISSION
                         Washington,  D.C.  20549

                                   _____


                                 FORM 8-K


                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15 (d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                            DECEMBER 12, 1995
             Date of Report (Date of earliest event reported)



                          STAFF BUILDERS, INC.
          (Exact name of Registrant as Specified in its Charter)



         DELAWARE                     0-11380            11-2650500
(State or other jurisdiction   (Commission File No.)    (IRS Employer
           of incorporation)                              Identification No.)


  1983 MARCUS AVENUE,  LAKE SUCCESS,  NEW YORK            11042
     (Address of Principal Executive Offices)          (Zip Code)


                               (516) 358-1000
           (Registrant's telephone number, including area code)


                                NOT APPLICABLE
  (Former Name or Former Address, if Changed Since Last Report) (Zip Code)

Item 5.   Other Events

          On December 07, 1995, the board of directors of Staff Builders, Inc. authorized the repurchase, from time to time, of up to 2.4 million shares of its Class A and Class B Common Stock on the open market or in negotiated transactions, depending upon market conditions and other factors.

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned herunto duly authorized.

                                   STAFF BUILDERS, INC.



Dated: December 12, 1995           by: /s/ Gary Tighe
                                   ------------------------
                                   Name:  Gary Tighe
                                   Title: Senior Vice President
                                          Finance and Chief
                                          Financial Officer